Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED SALE AND

SERVICING AGREEMENT

THIS AMENDMENT NO. 2 TO THE SECOND AMENDED AND RESTATED SALE AND SERVICING AGREEMENT, dated as of April 17, 2009 (this “Amendment”), is entered into in connection with that certain Second Amended and Restated Sale and Servicing Agreement, dated as of April 18, 2008 (such agreement as amended, modified, supplemented, waived or restated from time to time, the “Agreement”), by and among NEWSTAR CP FUNDING LLC, a Delaware limited liability company, as the seller (together with its successors and assigns in such capacity, the “Seller”), NEWSTAR FINANCIAL, INC., a Delaware corporation (together with its successors and assigns, the “Company”), as the originator (together with its successors and assigns in such capacity, the “Originator”), and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “Wachovia”), as the Swingline Purchaser, each of the Institutional Purchasers, Conduit Purchasers and Purchaser Agents party thereto, WACHOVIA CAPITAL MARKETS, LLC, a Delaware limited liability company (together with its successors and assigns, “WCM”), as the administrative agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and as the WBNA Agent (together with its successors and assigns in such capacity, the “WBNA Agent”), U.S. BANK NATIONAL ASSOCIATION, a national banking association (together with its successors and assigns, “US Bank”), not in its individual capacity but as the trustee (together with its successors and assigns in such capacity, the “Trustee”), and LYON FINANCIAL SERVICES, INC., a Minnesota corporation, doing business as U.S. Bank Portfolio Services, not in its individual capacity but as the backup servicer (together with its successors and assigns in such capacity, the “Backup Servicer”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement.

R E C I T A L S

WHEREAS, the parties hereto previously entered into the Agreement;

WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. AMENDMENTS.

(a) The definition of “Eligible Asset” in Section 1.1 of the Agreement is hereby amended by adding a new clause (x), as follows:

“(x) such Asset is not a Loan to Modern Luxury Media LLC;”

and renumbering the original clauses (x) and (y) as clauses (y) and (z), respectively.

(b) The definition of “Facility Amount” in Section 1.1 of the Agreement is hereby amended by replacing the dollar amount “$350,000,000” therein with “$200,000,000”. This amendment is effective throughout the Agreement in any place the Facility Amount is noted.

(c) The definition of “Maximum Availability” in Section 1.1 of the Agreement is hereby deleted in its entirety and replaced with the following definition:

“Maximum Availability”: At any time, an amount equal to the least of (x) the sum of (i) the product of the Borrowing Base and the Weighted Average Advance Rate, plus (ii) the amount on deposit in the Principal Collections Account received in reduction of the Principal Balance of any Asset, (y) the Borrowing Base minus the Large Obligor Coverage Amount plus the amounts in the Principal Collections Account received in reduction of the Principal Balance of any Asset and (z) the sum of (i) the product of the Borrowing Base and 65%, plus (ii) the amount on deposit in the Principal Collections Account received in reduction of the Principal Balance of any Asset; provided that during the Amortization Period, the Maximum Availability shall be equal to the Advances Outstanding.

(d) The definition of “Termination Date” in Section 1.1 of the Agreement is hereby amended to replace the date “April 17, 2009” therein with the date “June 1, 2009”.

(e) Section 5.1(k) of the Agreement is hereby amended and restated in its entirety as follows:

“(k) Use of Proceeds. The Seller will use the proceeds of the Advances or Swingline Advances only to fund unfunded commitments pertaining to Revolving Loans and Delayed Draw Term Loans, in each case, which are Eligible Assets included in the Collateral on or prior to April 17, 2009.”

(f) Section 10.1(l) of the Agreement is hereby amended and restated in its entirety as follows:

“(l) [Reserved];”

(g) The Commitment of Wachovia, as indicated on the signature page to the Agreement, is hereby reduced from $350,000,000 to $200,000,000.

SECTION 2. WAIVER AND CONSENT TO RETRANSFER.

(a) As of and from the date hereof, the Loan to Modern Luxury Media LLC (the “MLM Loan”) shall be deemed by the pap1rties hereto to be a Warranty Asset for the purpose of

Sections 2.19(b) and 4.6 of the Agreement and for no other purpose under any of the Transaction Documents. Upon confirmation of the deposit of the Retransfer Price for the MLM Loan into the Collection Account on the Retransfer Date, the MLM Loan shall not be included in the Borrowing Base.

(b) The excess of (i) the Retransfer Price paid for the MLM Loan over (ii) the Fair Market Value of the MLM Loan calculated as of the Retransfer Date shall be deemed to be a capital contribution to the Seller by the Originator, and the Originator hereby makes such contribution.

(c) The parties hereto hereby waive any Termination Event and any Unmatured Termination Event arising solely out of the breach by the Seller, the Originator or the Servicer of any provision of the Agreement having the effect of disallowing the Seller to retransfer the MLM Loan as contemplated by clause (a) above and Sections 2.19(b) and 4.6 of the Agreement.

(d) The parties hereto (other than the Trustee and the Backup Servicer) direct the Trustee and Backup Servicer to execute this Amendment and to provide their consent and waiver to the retransfer of the MLM Loan as provided in this Section 2.

SECTION 3. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.

Except as specifically amended hereby, the Agreement shall remain in full force and effect. All references to the Agreement shall be deemed to mean the Agreement as modified hereby. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. The parties hereto agree to be bound by the terms and conditions of the Agreement, as amended by this Amendment, as though such terms and conditions were set forth therein.

SECTION 4. REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Seller and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Agreement; and

(g) there is no Termination Event, Unmatured Termination Event, or Servicer Default.

SECTION 5. CONDITIONS PRECEDENT.

This Amendment shall become effective on the date on which each party hereto has delivered a duly executed signature page hereto to the Administrative Agent (or other evidence of execution, including facsimile signatures, satisfactory to the Administrative Agent).

SECTION 6. MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts, and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE SELLER:	NEWSTAR CP FUNDING LLC By: NewStar Financial, Inc., its Designated Manager By: /s/ JOHN J. FRISHKOPF Name: John J. Frishkopf Title: Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC. By: /s/ JOHN J. FRISHKOPF Name: John J. Frishkopf Title: Treasurer

Amendment No. 2 to Second Amended and Restated

Sale and Servicing Agreement

THE ADMINISTRATIVE AGENT AND THE WBNA AGENT:	WACHOVIA CAPITAL MARKETS, LLC By: /s/ KEVIN SUNDAY Name: Kevin Sunday Title: Director

WBNA:	WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ MARY KATHERINE DUBOSE Name: Mary Katherine DuBose Title: Managing Director

THE SWINGLINE PURCHASER:	WACHOVIA BANK, NATIONAL ASSOCIATION By: /s/ MARY KATHERINE DUBOSE Name: Mary Katherine DuBose Title: Managing Director

Amendment No. 2 to Second Amended and Restated

Sale and Servicing Agreement

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee By: /s/ RALPH J. CREASIA, JR. Name: Ralph J. Creasia, Jr. Title: Vice President

THE BACKUP SERVICER:	LYON FINANCIAL SERVICES, INC., d/b/a U.S. Bank Portfolio Services not in its individual capacity but solely as Backup Servicer By: /s/ JOSEPH ANDRIES Name: Joseph Andries Title: Senior Vice President

Amendment No. 2 to Second Amended and Restated

Sale and Servicing Agreement